Biotech Showcase Presentation

January 2023

Enabling Effective Oral Drug Delivery



Forward-Looking Statements

This release contains "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include statements that are not historical facts regarding our product development efforts, our strategic plans for developing products to treat CNS disorders, our ability to monetize non-core product candidates, the application of our Lip'ral platform in developing new treatments for CNS disorders, our product candidates and related clinical trials, the achievement of milestones within and completion of clinical trials, the timing and completion of regulatory reviews, outcomes of clinical trials of our product candidates, and the potential uses and benefits of our product candidates. Investors are cautioned that all such forward-looking statements involve risks and uncertainties, including, without limitation, the risks that we may not be successful in developing product candidates to treat CNS disorders, we may not be able to enter into partnerships or other strategic relationships to monetize our non-core assets, the FDA will not approve any of our products, risks related to our products, expected product benefits not being realized, clinical and regulatory expectations and plans not being realized, new regulatory developments and requirements, risks related to the FDA approval process including the receipt of regulatory approvals, the results and timing of clinical trials, patient acceptance of Lipocine's products, the manufacturing and commercialization of Lipocine's products, and other risks detailed in Lipocine's filings with the SEC, including, without limitation, its Form 10-K and other reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Lipocine assumes no obligation to update or revise publicly any forward-looking statements contained in this release, except as required by law.

Investment Highlights

Validated Proprietary Lip'ral Technology Platform

Enabling Effective Oral Delivery

Curated Clinical Development Focus

LPCN 1154: Fast Acting Oral Antidepressant

LPCN 1148: Unique MOA for Management of Cirrhosis

LPCN 2101: Novel MOA for Treating Women with Active Epilepsy

Exploratory Preclinical CNS Candidates

Value Through Partnering of Non-CNS Assets

Testosterone Replacement Therapy: TLANDO® and LPCN 1111

Prevention of Preterm Birth: LPCN 1107

Chronic Liver Disease: LPCN 1144, LPCN 1148

Near-Term Value-Enhancing Events

1H 2023

LPCN 1154 Pilot PK Bridge Study topline results

Mid 2023

LPCN 1148 Phase 2 POC cirrhosis study topline results

Validated Proprietary Lip'ral Technology Platform


Lip'ral based dosage form
Insoluble drug lipid composition
GI Lumen
Section of GI magnified to illustrate absorption
Drug
+
Carrier
=
Drug Loaded Carrier
GI Lumen
Aqueous Barrier Layer
Intestinal Wall
Systemic Circulation
Insoluble drug lipid composition
Optimal dispersed phase in GI tract
Effective Transfer across aqueous barrier layer
Improved absorption

Superior Oral Bioavailability
e.g., TLANDO®

Enable effective oral delivery
e.g., endogenous neuroactive steroids, 17-hydroxyprogesterone caproate

Giliyar et al. Drug Delivery Technology, Jan 2006, Vol 6 No.1

Curated Clinical Development Focus

Oral Endogenous Neuroactive Steroids (NASs)

Significant Unmet Needs in Central Nervous System Disorders (CNS)

Psychiatry

Depression Disorders: Rapid onset antidepressant

Neurology

Epilepsy: Novel MOA targeting women with active epilepsy (WWE)

Movement Disorders: No medications developed specifically for essential tremors (ET), only one approved >50 years ago

Targeting Differentiating Value Propositions

LPCN 1154

Oral fast acting antidepressant for PPD

LPCN 2101

New MOA for treating women with active epilepsy



Large and growing CNS market
$89 bn
CAGR 9.4%
$166 bn
2021
2028

https://www.verifiedmarketresearch.com/product/central-nervous-system-therapeutics-market/.

Lipocine Clinical Development Pipeline

Development Candidate (Indication)	Pre-Clinical	Phase 1	Phase 2/POC	Pivotal	Approved	Status
LPCN 1154 *(Postpartum Depression)*						Pilot PK bridge study in progress
LPCN 1148 *(Decompensated Liver Cirrhosis - Secondary Sarcopenia/Hepatic Encephalopathy)*						Phase 2 study enrollment completed
LPCN 2101 *(Women With Epilepsy)*						IND cleared for Phase 2
Neuroactive Steroid *(Neurology Indication)*						

LPCN 1154

Oral Brexanolone for Postpartum Depression (PPD)



Postpartum Depression (PPD) – A Substantial Opportunity

Market in Need of a Convenient Fast-Acting Oral Antidepressant

Prevalence

~ 1 in 8 women in US suffer from PPD after giving birth[1]

U.S women with moderate-severe PPD estimated: ~175K annually[2]

Standard of Care Limitations

Burdensome invasive infusion

Inpatient administration

Per FDA reporting system, ~40% of AEs are related to IV infusion procedure

Frequent monitoring

Access

Unmet Need

Convenient non-invasive

Fast-acting

Outpatient administration

No excessive sedation

1. CDC, "Depression Among Women"
2. CDC, "Symptoms of Depression Among Adults: United States, 2019" NCHS Data Brief, No.379, September 2020

LPCN 1154

First Oral Brexanolone

Product Candidate Attributes

Positive Allosteric Modulator (PAM) of the $GABA_A$ receptor

Oral dosage form comprising brexanolone, endogenous neurosteroid

Product Candidate Differentiation

Convenient, non-invasive oral option with rapid onset

No IV infusion challenges - anxiety, resource demands, preparation/administration errors, easier patient counseling

Targeted for outpatient administration

GABA Receptor Substrates Binding


GABA
Benzodiazepine
Alcohol
Barbiturate
Neurosteroids
GABA-gated Cl⁻ channel
Cl⁻

https://opentext.wsu.edu/psych105nusbaum/chapter/substance-use-and-abuse/

LPCN 1154 - Enablement of Oral Brexanolone

Achieved Relevant Systemic Levels in Phase 1 Study

Sequential single dose escalation study in post-menopausal women (n=8) with Lip'ral based oral capsules.

- LC-MS/MS assays of blood samples



Observed PK Profile Post Oral Administration
Mean Plasma Concentration of Brexanolone (ng/mL)
0
10
20
30
40
50
0
5
10
15
20
25
Time (hr)



Brexanolone Cmax (ng/mL)
0
10
20
30
40
50
mean value observed
0
1X
2X
3X
Oral LPCN 1154 Dose (mg)

LPCN 1154 - Outpatient Use with Monitoring Product Development

Favorable Regulatory Outlook

Efficacy can be achieved through PK bridge to IV infusion brexanolone

505 (b) (2) NDA

Validated regulatory pathway

IV brexanolone approved for PPD

Phase 1 → **Pilot PK Bridge Study** → **Planned Pivotal Study**

Phase 1
Successful single dose study completed
Established feasibility of oral administration

Pilot PK Bridge Study
Pilot PK bridge study initiated
Topline results expected Q2 2023

Planned Pivotal Study
Pivotal study required for filing

LPCN 1148

for the Management of Liver Cirrhosis



Liver Cirrhosis Management – Opportunity

Prevalence

Over 2 million cases[1]; 500k+ with decompensation[2]

62% on liver transplant waitlist are male[3]

40-70% of men with cirrhosis have sarcopenia[4,5]

~30-40% of men with cirrhosis experience overt HE[6]

Standard of Care Limitations

No approved drug for Secondary Sarcopenia (**SS**)

Rifaximin for Hepatic Encephalopathy (**HE**)

- Limited efficacy
- Tolerability issues

Unmet Need

SS: Improve survival/ quality of life for patients on transplant list

Improvement of post-transplant outcomes /lowered cost of care

HE: Novel MOA

1. Moon, Clin Gas and Hep, 2019
2. GBD 2017 Cirrhosis Collaboration, Lancet, 2021
3. Sarkar et al. J Hepatol. 2015
4. Sinclair, Ailment Pharmacol Ther, 2016
5. Lai, Am J Transplant, 2014
6. Grønkjær et al., Gastroenterol Nurs. 2018 Nov/Dec;41(6):468-476.

LPCN 1148

Management of Liver Cirrhosis: Secondary Sarcopenia; Hepatic Encephalopathy

Product Candidate Attributes

Androgen receptor agonist

Oral dosage form comprising testosterone laurate, a unique prodrug of endogenous testosterone

Potential for Orphan Drug Designation

Product Candidate Differentiation

Only candidate in development for secondary sarcopenia in cirrhosis - no approved SOC

Novel Multi-Modal MOA

- Reduction of ammonia accumulation for treatment of HE

LPCN 1148 - Novel Multi-Modal MOA for Liver Cirrhosis

Hepatic Encephalopathy is Associated with Sarcopenia

Anabolic[1]

- Increase muscle mass and strength[2]
- Reduce fat mass[3]
- Increase bone density[4]
- Inhibit myostatin[5]
- Improve nutritional status*

Androgenic

- Induce hematopoiesis[9]
- Improve sexual dysfunction[10]

Anti-Inflammatory[6,7]

- Reduce IL-1, IL-6, and TNF-α[8]

Improve immuno-dysregulation[11]

- Lower infection rate

Precipitation of HE

Decrease in hepatic function
↓
Dependence on muscle for detoxification
↓
Muscle-mass depletion in men with cirrhosis
↓
Systemic accumulation of ammonia
↓
Hepatic Encephalopathy

1. Gentile MA et al., J Mol Endocrine, 2010
2. Sinclair et al., J Gastroenterol Hepatol 2016
3. Shalender Bhasin, Clin Infect Dis. 2003;37 Suppl 2:S142-9
4. Snyder et al. JAMA Intern Med. 2017 Apr 1;177(4):471-479
5. Dasarathy and Merli, J Hepatol. 2016
6. Kelly and Jones, J Endocrinol, 2013
7. Zhang et al., J Cardiovasc Pharmacol Ther. 2021 Nov;26(6):638-647
8. Mohamad et al. Aging Male. 2019 Jun;22(2):129-140.
9. Basaria, S., Dobs, A.S. (2003). Androgens and the Hematopoietic System. In: Bagatell, C.J., Bremner, W.J. (eds) Androgens in Health and Disease.
10. Rizk et al., Curr Opin Urol 2017
11. Nakashima et al., Kidney Int Rep. 2017 Nov; 2(6): 1160–1168

*individual's health condition as it is influenced by the intake and utilization of nutrients

LPCN 1148 – Potential Beneficial Effects

Effects Observed in Subjects with Chronic Liver Disease#

Liver (primary organ)

Injury Marker Reduction


cirrhosis


ALT (U/L) Changes
Placebo
Treatment A
Treatment B
Time (week)
AST (U/L) Changes
Time (week)

Muscle (secondary organ)

Positive Effects on Body Composition†


Relative Change in Appendicular Lean Mass
Placebo (N=14)
Treatment A (N=13) *
Treatment B (N=13)
Relative Change (%)
-1.42
2.75
1.9
Relative Change in Whole Body Fat Mass
Placebo (N=14)
Treatment A (N=13)
Treatment B (N=13)
Relative Change (%)
1.78
-3.68
-7.33



† All available data at Week 36 (Last Observation Carry Forward ("LOCF"))
* p < 0.05 vs placebo

#LiFT Study in Biopsy Confirmed NASH Subjects (NCT04134091)

Safety Set with all available data, # ALT: alanine aminotransferase; AST: aspartate aminotransferase
* p < 0.05; ** p < 0.01; *** p < 0.001 vs placebo

LPCN 1148 - Development Status

POC Topline Results Expected in Mid-2023

- Phase 2 POC study (NCT04874350) in male patients with cirrhosis
- Randomized placebo-controlled study in sarcopenic patients with cirrhosis

Endpoints:

Primary: Change in Skeletal Muscle Index at Week 24

Key Secondary:

Overall survival, hospitalization rates
Change in number of waitlist events
Rates of breakthrough hepatic encephalopathy/ascites
Change from baseline in Liver Frailty Index, Myosteotosis
Patient Reported Outcomes (PRO's)



SCREENING
TREATMENT: 52 WEEKS
LPCN 1148
Placebo
LPCN 1148
Medical History
Labs
Imaging
Randomize
24-Week Analysis
52-Week Analysis

Value Through Partnering of Non-CNS Assets

Unlocking Value Through Partnering

Why Partnering?

- Enables focus on CNS opportunities
- Candidate advancement
- Risk diversification
- Potential for non-dilutive financing
- Improved resource management

Assets for Partnering

Development Candidate (Indication)	Pre-Clinical	Phase 1	Phase2/POC	Pivotal	Approved
TLANDO® (ex-US) *(Testosterone Replacement Therapy)*					
LPCN 1111 *(Once Daily Testosterone Replacement Therapy)*					
LPCN 1107 *(Prevention of Preterm Birth)*					
LPCN 1144 *(Non-Cirrhotic NASH)*					
LPCN 1148 *(Decompensated Liver Cirrhosis)*					



TLANDO™
(testosterone undecanoate)
112.5 mg oral capsule CIII

Easy to use and prescribe

For testosterone replacement therapy ("TRT") in adult males indicated for conditions associated with a deficiency or absence of endogenous testosterone

Based on proprietary Lip’ral Technology for efficient absorption of insoluble actives

225 mg testosterone undecanoate taken orally twice daily with food

Lymphatically delivers oral testosterone to avoid first pass metabolism/chronic liver toxicity

TLANDO® Attributes

Convenient oral route

- No inadvertent transference or pulmonary oil micro embolism risks
- Single strength and dose

TRT without titration requirement

- Enables selection of an effective dose at the start of therapy without delay
- No “efficacy gap” upon switching from other TRTs
- No additional pharmacy and clinic copays to reach efficacious dose
- No dose adjustment clinic and pharmacy visits
- No dose adjustment invasive samplings
- No titration decision errors

Bioequivalent exposure in low/med/high fat food

Not known to produce hepatic adverse events associated with 17-methylated testosterone



Physician Research: Physicians View No Titration Product as Positive

Cited “easy/less titration” as an important advantage of TLANDO™

Finding the adequate TRT dose through titration is burdensome for physicians and patients

TLANDO®: Launched 2Q22 in U.S.
Commercialization Partner - Antares Pharma

LPCN 1021 (TLANDO®): Available for Licensing for ex-US Markets

TLANDO® is a registered trademark assigned to Antares

LPCN 1111

Once-A-Day Oral Testosterone Replacement Therapy

Product Candidate Highlights

Oral dosage form comprising testosterone tridecanoate

Convenient option for large and growing market

Patients and physicians preferred once a day oral testosterone

Positive phase 2 study results

“Phase 3 ready”

LPCN 1107

Prevention of Preterm Birth (PTB)

A Significant Public Health Crisis in the U.S (~10% of all US pregnancies)

High Unmet Medical Need with No Effective Treatment

≥ $26 billion economic impact (US, 2005); Medical costs for PTB infants are ~10x higher than for full term infants

A leading cause of neonatal mortality and morbidity


Benefit of Prolonging Gestation Age
Death + Morbidity Events per PTBs
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
23
24
25
26
27
28
29
30
31
32
33
34
35
36
Gestation Age (weeks)

LPCN 1107

Potential to be SOC in Prevention of Preterm Birth

Product Candidate Highlights

Oral dosage form comprising 17-hydroxyprogesterone caproate

>$2B market potential

Strong pharmaco-economic justification

Oral, a Major Contribution to Patient Care (MC to PC), including no injection site reaction

Compelling efficacy rationale

Accelerated approval pathway; Orphan Drug Designation

LPCN 1144

Novel MOA in Non-Cirrhotic NASH

Product Candidate Highlights

Oral dosage form comprising testosterone ester

No approved drug

Fast Track Designation

Compelling P2 biopsy results in the FDA approvable endpoint

- ✓ Safety support with 72 weeks exposure

Mono or adjunct therapy

Differentiated profile

- ✓ Oral with unique benefit to risk profile
- ✓ Potential for additional benefits including sexual/mental and musculoskeletal domain
- ✓ Weight neutral approach

Accelerated approval pathway

NASH Resolution with No Worsening of Fibrosis[1]



% Responders
0
10
20
30
40
50
60
70
80
90
NS
p < 0.001
p < 0.05
0
46
69
Placebo (N=11)
Treatment A (N=13)
Treatment B (N=13)

1 NASH resolution is defined per FDA guidance as lobular inflammation score = 0 or 1 and hepatocyte ballooning score = 0. NASH Resolution Set includes those subjects with baseline and EOS biopsy and with NASH at baseline (NAS ≥ 4 with lobular inflammation score ≥ 1 and hepatocyte ballooning score ≥1) per FDA Phase 3 guidance

Comparison† with Other Oral Drug Candidates

Best in Class in NASH Resolution and Liver Fat Reduction

NASH Resolution with No Worsening of Fibrosis

Absolute Changes of Liver Fat from Baseline



Dose1/Treatment1
Dose2/Treatment2
* p < 0.05, *** p < 0.001 vs placebo
Placebo-adjusted
% of Subjects for Resolution of NASH
80%
70%
60%
50%
40%
30%
20%
10%
0%
*
46%
***
69%
ns
3%
ns
4%
ns
11%
ns
18%
*
19%
*
14%
***
26%
ns
3%
ns
12%
36Wk
18Mn
52Wk
36Wk
24Wk
52Wk
Candidate (Trial)
LPCN 1144 (NCT04134091)
Obeticholic Acid (NCT02548351) (NCT01265498)
Seladelpar (NCT03551522)
Resmetirom (NCT02912260)
Lanifibranor (NCT03008070)
Aramchol (NCT02279524)
Placebo-adjusted
Absolute % Changes
2
0
-2
-4
-6
-8
-10
-6%
-8%
-3%
2%
-4%
Not Reported
-3%
All numbers shown for other candidates use the highest reported treatment effect among multiple treatment groups

† Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations. No head-to-head clinical trials have been conducted. Reduction 2-point on NAS or resolution of NASH without worsening of fibrosis with at least a 2-pt reduction in NAS.

Reference: Obeticholic acid (Younossi et al, Lancet 2019), Seladelpar (Cymabay, Apr 2021 Corp deck), Resmetirom (Harrison et al, Lancet 2019; Madrigal, June 2019 Corp deck), Lanifibranor (Inventiva, Jul 2021 Corp deck); Aramchol (Raymond James Life Sciences and MedTech Conference 2019)

Investment Highlights

Validated Proprietary Lip'ral Technology Platform

Enabling Effective Oral Delivery

Curated Clinical Development Focus

LPCN 1154: Fast Acting Oral Antidepressant

LPCN 1148: Unique MOA for Management of Cirrhosis

LPCN 2101: Novel MOA for Treating Women with Active Epilepsy

Exploratory Preclinical CNS Candidates

Value Through Partnering of Non-CNS Assets

Testosterone Replacement Therapy: TLANDO® and LPCN 1111

Prevention of Preterm Birth: LPCN 1107

Chronic Liver Disease: LPCN 1144, LPCN 1148

Near-Term Value-Enhancing Events

1H 2023

LPCN 1154 Pilot PK bridge study topline results

Mid 2023

LPCN 1148 Phase 2 POC cirrhosis study topline results